AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AG CORPORATE INVESTORSM
AG INCOME ADVANTAGE VULSM
CORPORATE AMERICA
CORPORATE INVESTOR SELECT
INCOME ADVANTAGE SELECT
PLATINUM INVESTOR® VIP
PROTECTION ADVANTAGE SELECT
SURVIVOR ADVANTAGE
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY CONTRACTS

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
INCOME ADVANTAGE SELECT
PLATINUM INVESTOR® VIP
PROTECTION ADVANTAGE SELECT
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
PLATINUM INVESTOR® IMMEDIATE VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED FEBRUARY 24, 2010
TO POLICY OR CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          American General Life Insurance Company and The United States Life Insurance Company in the City of New York (hereinafter referred to collectively as the "Companies") are amending their respective variable universal life insurance Policy and/or variable annuity Contract prospectuses (the "Contracts") for the purpose of providing you with information regarding the proposed acquisition of the Van Kampen Life Investment Trust ("Trust") Growth and Income Portfolio (the "Acquired Portfolio") by Van Kampen V.I. Growth and Income Fund (the "Acquiring Portfolio"), a series of AIM Variable Insurance Funds ("AIM VI Funds") (such acquisition referred to hereinafter as the "Reorganization"). The name of the Acquiring Portfolio is anticipated to be as indicated above, but may change at the discretion of the AIM VI Funds.

          The Companies have received notification that the Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization pursuant to which the Acquired Portfolio will be combined with and into the Acquiring Portfolio and the Acquired Portfolio will be terminated as a series of the Trust. The Reorganization is subject to a number of conditions, including approval by shareholders at a meeting expected to be held during the second quarter of 2010. The Reorganization, if approved by the shareholders of the Acquired Portfolio, is expected to become effective mid-2010 ("Closing Date"). The Reorganization of the Acquired Portfolio is a separate transaction and is not dependent on the approval of any other Reorganization of a Trust Portfolio. If the Reorganization of the Acquired Portfolio is not approved, you will continue to be a shareholder of the Acquired Portfolio and the Board of Trustees will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

          On the Closing Date, the Acquiring Portfolio will become available as an investment option under the Policies and/or Contracts.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation or Contract account values in the subaccounts supported by the Acquired Portfolio investment option will be automatically transferred into the Acquiring Portfolio investment option. Only the underlying Portfolio will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation or Contract account value in the Acquired Portfolio investment option to any of the other variable investment options available under your Policy or Contract. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Centers at the telephone numbers shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Acquired Portfolio's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the former name of the Acquired Portfolio's investment option.

          If you have any questions, please contact our Variable Universal Life Insurance Administrative Center at 1-800-340-2765 or our Variable Annuity Administrative Center at 1-800-360-4268.